SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 14, 2003

                           Commission File No. 1-11781

                           DAYTON SUPERIOR CORPORATION
             (Exact name of registrant as specified in its charter)

                   Ohio                         31-0676346
   ------------------------------- ---------------------------------
    (State or other jurisdiction    (IRS Employer Identification No.)
             of Incorporation)

            7777 Washington Village Dr., Suite 130 Dayton, Ohio 45459
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (937) 428-6360


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ITEM 9.  REGULATION FD DISCLOSURE

On May 13, 2003, Dayton Superior Corporation (the "Company") reports first quarter results.

The following press release has been filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference:

Press Release of the Company dated May 13, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            DAYTON SUPERIOR CORPORATION



                             By: /s/Alan F. McIlroy
                                ---------------------
                               Name: Alan F. McIlroy
                               Title: Vice President and Chief Financial Officer

Date:  May 14, 2003